Exhibit 10.4

MERCHANT AGREEMENT

Agreement dated February 11, 2016 between ________, Inc. ("________" and/or "FUNDER") and the merchant listed below ("the Merchant").
Business Legal Name: ACTIVECARE, INC
D/B/A: VOLU-SOL, REAL TIME HEALTH, GWIRE CORPORATION, ORBIT MEDICAL RESPONSE, RAPID MEDICAL RESPONSE, GREENWIRE
Type of entity (check one) __X__ Corporation ____LLC ___ Limited Partnership __ Limited Liability Partnership ____ Sole Proprietor Physical Address: 1365 WEST BUSINESS PARK DRIVE CITY/STATE: OREM, UT ZIP: 84058
Mailing Address: 1365 WEST BUSINESS PARK DRIVE CITY/STATE: OREM, UT ZIP: 84058 Fed ID#: _______________
PURCHASE AND SALE OF FUTURE RECEIVABLES

Merchant hereby sells, assigns and transfers to ________ (making ________ the absolute owner) in consideration of the funds provided ("Purchase Price") specified below, all of Merchant's future receipts, accounts, contract rights and other obligations arising from or relating to the payment of monies from Merchant's customers' and/or other third party payers (collectively the "Receipts" defined as all payments made by cash, check, credit or debit card, electronic transfer or other form of monetary payment in the ordinary course of the merchant's business) until such time as the " R e c ei pt s Pu rc ha s ed A mou nt" has been delivered by Merchant to ________.

The Purchased Amount shall be paid to ________ by Merchant's irrevocably authorizing only one depositing account acceptable to ________ (the "Account") to remit the percentage specified below (the "Specified Percentage") of the Merchant's receipts, until such time as ________ receives payment in full of the Receipts Purchased Amount. In consideration of servicing the account, the Merchant hereby authorizes ________ to ACH debit the "Specified Daily Amount" from the merchant's bank account as the base payment credited against the Specified Percentage due. It is the Merchant's responsibility to provide bank statements for any and all bank accounts by the Merchant to reconcile the daily payments made against the Specified Percentage permitting ________ to debit or credit the difference to the merchant so that payment equals the Specified Percentage. Failure to provide all of their bank statements in a timely manner or missing a month shall forfeit all rights to future reconciliations. ________ may upon Merchant's request, adjust the amount of any payment due under this Agreement at ________'s sole discretion and as it deems appropriate in servicing this Agreement. Merchant understands that it is responsible for ensuring that funds adequate to cover amount to be debited by ________ remains in the account. Merchant will be held responsible for any fees incurred by ________ resulting from a rejected ACH attempt or an event of default. (See Appendix A). ________ is not responsible for any overdrafts or rejected transactions in the Merchants account which may result from ________'s scheduled ACH debit under the terms of this agreement. Notwithstanding anything to the contrary in this Agreement or any other agreement between ________ and Merchant, upon the violation of any provision contained in Section 1.11 of the MERCHANT AGREEMENT TERMS AND CONDITIONS, the Specified Percentage shall equal 100%. A list of all fees applicable under this agreement is contained in Appendix A.

Purchase Price: $380,000.00 Specified Percentage: 10% Specific Daily Amount: $2,822.86/175 Receipts Purchased Amount: $494,000.00

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH ON PAGES 2 THROUGH 12 HEREOF ARE HERBY INCORPORATED HEREIN AND MADE A PART OF THIS MERCHANT AGREEMENT.

FOR THE MERCHANT #1
By: ________                                                                                                                X ____    _    _    _    _    _    _    _    _    _    _    _  __

CFO
OWNER #1
(Print Title)                                                                                                                                                   (Merchant 1 Signature)

By: ________                                                                                                                X ____    _    _    _    _    _    _    _    _    _    _    _  _

CFO
(Print Title)                                                                                                                                          (Merchant 1 Signature)
FOR THE MERCHANT #2
By: ________                                                                                                                X ____    _    _    _    _    _    _    _    _    _    _    _  __

CEO
OWNER #2
(Print Title)                                                                                                                                                     (Merchant 2 Signature)

By: ________                                                                                                                X ____    _    _    _    _    _    _    _    _    _    _    _  _

CEO
(Print Title)                                                                                             (Merchant 2 Signature)

________, INC.

By _______    _    _    _    _        _    _    _    _    _    _    _    _    _    _  _
Company Officer

To the extent set forth herein, each of the parties is obligated upon his, her or its execution of the Agreement to all terms of the Agreement, including the Additional Terms set forth below. Each of above-signed Merchant and Owner(s) represents that he or she is authorized to sign this Agreement for Merchant, legally binding said Merchant to repay this obligation and that the information provided herein and in all of ________ documents, forms and recorded interviews is true, accurate and complete in all respects. If any such information is false or misleading, Merchant shall be deemed in material breach of all agreements between Merchant and ________ and ________ shall be entitled to all remedies available under law. Merchant and each of the above-signed Owners authorizes ________, its agents and representatives and any credit-reporting agency engaged by ________, to (i) investigate any references given or any other statements or data obtained from or about Merchant or any of its Owners for the purpose of this Agreement, and (ii) pull credit report at any time now or for so long as Merchant and/Owner(s) continue to have any obligation owed to ________.

ANY MISREPRESENTATION MADE BY MERCHANT OR OWNER IN CONNECTION WITH THIS AGREEMENT MAY CONSTITUTE A
SEPARATE CAUSE OF ACTION FOR FRAUD OR INTENTIONAL MISREPRESENTATION

MERCHANT AGREEMENT TERMS AND CONDITIONS

I.	TERMS OF ENROLLMENT IN PROGRAM
1.1  Electronic Fund Transfer. Upon request from ________ ("FUNDER") Merchant shall execute such forms or agreements acceptable to FUNDER, with Bank acceptable to FUNDER, to obtain electronic fund transfer services. Merchant shall provide FUNDER, and/or its authorized agent with all the information, authorization and passwords necessary for verifying Merchant's receivable, receipts and deposits into the account Merchant shall authorize FUNDER and/or it's agent to deduct the amounts owed to FUNDER for the Receipts as specified herein from settlement amounts which would otherwise be due to Merchant from electronic check transactions and to pay such amounts to FUNDER by permitting FUNDER to withdraw the specified percentages by ACH debiting of the account. The authorization shall be irrevocable without the written consent of FUNDER.
1.2  Merchant Deposit Agreement. Merchant shall execute an agreement (the "Merchant Deposit Agreement") acceptable to FUNDER, with a Bank acceptable to FUNDER, to obtain electronic fund transfer services. Merchant shall provide FUNDER and/or its authorized agent with all of the information, authorizations and passwords necessary for verifying Merchant's receivables, receipts and deposits into the account. Merchant shall authorize FUNDER and/or it's agent to deduct the amounts owed to FUNDER for the Receipts as specified herein from settlement amounts which would otherwise be due to Merchant from electronic check transactions and to pay such amounts to FUNDER by permitting FUNDER to withdraw the specified percentages by ACH debiting of the account. The authorization shall be irrevocable without the written consent of FUNDER.
1.3
  Term of Agreement. This Agreement shall have a term of one year. Upon the expiration of the term, this Agreement shall automatically renew for successive one-year terms, provided, however, that during the renewal term(s) Merchant may terminate this Agreement upon ninety days' prior written notice (effective upon receipt) to FUNDER. The termination of this Agreement shall not affect Merchant's responsibility to satisfy all outstanding obligations to FUNDER at the time of termination.

1.4	Future Purchases. FUNDER reserves the right to rescind the offer to make any purchase payments hereunder, in its sole discretion.
1.5
  Financial Condition. Merchant and Guarantor(s) authorize FUNDER and its agents to investigate their financial responsibility and history, and will provide to FUNDER any bank or financial statements, tax returns, etc., as FUNDER deems necessary prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. FUNDER is authorized to update such information and financial profiles from time to time as it deems appropriate.

1.6	Transactional History. Merchant authorizes their bank to provide FUNDER with Merchant's banking or processing history to determine qualification or continuation in this program.
1.7
  Indemnification. Merchant and Guarantor(s) jointly and severally indemnify and hold harmless Processor, its officers, directors and shareholders against all losses, damages, claims, liabilities and expenses (including reasonable attorney's fees) incurred by Processor resulting from (a) claims asserted by FUNDER for monies owed to FUNDER from Merchant and (b) actions taken by Processor in reliance upon information or instructions provided by FUNDER.

1.8
  No Liability. In no event will FUNDER be liable for any claims asserted by Merchant under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by Merchant and Guarantor(s).

1.9
  Reliance on Terms. Section 1.1, 1.7, 1.8 and 2.5 of this Agreement are agreed to for the benefit of Merchant, FUNDER and Processor, and notwithstanding the fact that Processor is not a party of this Agreement, Processor may rely upon their terms and raise them as a defense in any action.

1.10
  Sale of Receipts. Merchant and FUNDER agree that the Purchase Price under this Agreement is in exchange for the Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from FUNDER to Merchant. Merchant agrees that the Purchase Price is in exchange for the Receipts pursuant to this Agreement equals the fair market value of such Receipts. FUNDER has purchased and shall own all the Receipts described in this Agreement up to the full Purchased Amount as the Receipts are created. Payments made to FUNDER in respect to the full amount of the Receipts shall be conditioned upon Merchant's sale of products and services and the payment therefore by Merchant's customers in the manner provided in Section 1.1. In no event shall the aggregate of all amounts be deemed as interest hereunder and charged or collected hereunder exceed the highest rate permissible at law. In the event that a court determines that FUNDER has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and FUNDER shall promptly refund to Merchant any interest received by FUNDER in excess of the maximum lawful rate, it being intended that Merchant not pay or contract to pay, and that FUNDER not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Merchant under applicable law.

1.11
  Power of Attorney Merchant irrevocably appoints FUNDER as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to FUNDER from Processor, or in the case of a violation by Merchant of Section 1.12 or the occurrence of an Event of Default under Section 4 hereof, from Merchant,  under  this  Agreement,  including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral; (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause

(i)
  or clause (ii) above; (iv) to sign Merchant's name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to FUNDER; and (v) to file any claims or take any action or institute any proceeding which FUNDER may deem necessary for the collection of any of the unpaid Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Purchased Amount.

1.12
  Protections Against Default. The following Protections 1 through 7 may be invoked by FUNDER, immediately and without notice to Merchant in the event: (a) Merchant takes any action to discourage the use of electronic check processing that are settled through Processor, or permits any event to occur that could have an adverse effect on the use, acceptance, or authorization of checks for the purchase of Merchant's services and products including but not limited to direct deposit of any checks into a bank account without scanning into the FUNDER electronic check processor;

(b)   Merchant changes its arrangements with Processor in any way that is adverse to FUNDER; (c) Merchant changes the electronic check processor through which the Receipts are settled from Processor to another electronic check processor, or permits any event to occur that could cause diversion of any of Merchant's check transactions to another processor; (d) Merchant interrupts the operation of this business (other than adverse weather, natural disasters or acts of God) transfers, moves, sells, disposes, transfers or otherwise conveys its business or assets without (i) the express prior written consent of FUNDER, and (ii) the written agreement of any purchaser or transferee to the assumption of all of Merchant's obligations under this Agreement pursuant to documentation satisfactory to FUNDER; or (e) Merchant takes any action, fails to take any action, or offers any incentive—economic or otherwise—the result of which will be to induce any customer or customers to pay for Merchant's services with any means other than checks that are settled through Processor. These protections are in addition to any other remedies available to FUNDER at law, in equity or otherwise pursuant to this Agreement. Protection 1. The full uncollected Purchase Amount plus all fees due under this Agreement and the attached Security Agreement become due and payable in full immediately Protection 2. FUNDER may enforce the provisions of the Personal Guarantee of Performance against the Guarantor.  Protection 3. Merchant shall, upon execution of this Agreement, deliver to FUNDER an executed confession of judgment in favor of FUNDER in the amount of the Purchase Amount stated in the Agreement. Upon breach of any provision in this paragraph 1.11, FUNDER may enter that confession of judgment as a judgment with the Clerk of the Court and execute thereon.

Protection 4. FUNDER may enforce its security interest in the Collateral identified in Article III hereof. Protection 5. The entire Purchase Amount shall become immediately refundable to FUNDER from Merchant. Protection 6. FUNDER may proceed to protect and enforce its rights and remedies by lawsuit. In any such lawsuit, in which FUNDER shall recover judgment against Merchant, Merchant shall be liable for all of FUNDER's costs of lawsuit, including but not limited to all reasonable attorneys' fees and court costs.
Protection 7. Merchant shall, upon execution of this Agreement, deliver to FUNDER an executed assignment of lease of Merchant's premises in favor of FUNDER. Upon breach of any provision in this paragraph 1.12, FUNDER may exercise its rights under such assignment of lease.
Protection 8. FUNDER may debit Merchant's depository accounts wherever situated by means of ACH debit or facsimile signature on a computer- generated check drawn on Merchant's bank account or otherwise.
Protection 9. In the event Merchant changes or permits the change of the Processor approved by ________, or adds an additional Processor, in violation of Section 1.11 above, ________ shall have the right, without waiving any of its rights and remedies and without notice to Merchant, to notify the new or additional Processor of the sale of the Receipts hereunder and to driect such new or additional Processor to make payment directly to ________ of all or any portion of the amount received by such Processor.
1.13
  Protection of Information. Merchant and each person signing this Agreement on behalf of Merchant and/or as Owner, in respect of himself or herself personally, authorizes FUNDER to disclose information concerning Merchant's and each Owner's credit standing (including credit bureau reports that FUNDER obtains) and business conduct only to agents, affiliates, subsidiaries, and credit reporting bureaus. Merchant and each Owner hereby waives to the maximum extent permitted by law any claim for damages against FUNDER or any of its affiliates relating to any (i) investigation undertaken by or on behalf of FUNDER as permitted by this Agreement or

(ii)	disclosure of information as permitted by this Agreement.
1.14
  Confidentiality. Merchant understands and agrees that the terms and conditions of the products and services offered by FUNDER, including this Agreement and any other FUNDER documentations (collectively, "Confidential Information") are proprietary and confidential information of FUNDER. Accordingly unless disclosure is required by law or court order, Merchant shall not disclose Confidential Information of FUNDER to any person other than an attorney, accountant, financial advisor or employee of Merchant who needs to know such information for the purpose of advising Merchant ("Advisor"), provided such Advisor uses such information solely for the purpose of advising Merchant and first agrees in writing to be bound by the terms of this Section 1.13.

1.15	Publicity. Merchant and each Owner only authorizes FUNDER to use its, his or her name in a listing of clients and in advertising and marketing materials with their express written consent.
1.16
  D/B/A's. Merchant hereby acknowledges and agrees that FUNDER may be using "doing business as" or "d/b/a" names in connection with various matters relating to the transaction between FUNDER and Merchant, including the filing of UCC-1 financing statements and other notices or filings.

II.	REPRESENTATIONS, WARRANTIES AND COVENANTS Merchant represents, warrants and covenants that as of this date and during the term of this Agreement:
2.1
  Financial Condition and Financial Information. Its bank and financial statements, copies of which have been furnished to FUNDER, and future statements which will be furnished hereafter at the discretion of FUNDER, fairly represent the financial condition of Merchant at such dates, and since those dates there has been no material adverse changes, financial or otherwise, in such condition, operation or ownership of Merchant. Merchant has a continuing, affirmative obligation to advise FUNDER of any material adverse change in its financial condition, operation or ownership. FUNDER may request statements at any time during the performance of this Agreement and the Merchant shall provide them to FUNDER within 5 business days. Merchant's failure to do so is a material breach of this Agreement.

2.2
  Governmental Approvals. Merchant is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged.

2.3
  Authorization. Merchant, and the person(s) signing this Agreement on behalf of Merchant, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

2.4
  Insurance. Merchant will maintain business- interruption insurance naming ________ as loss payee and additional insured in amounts and against risks as are satisfactory to FUNDER and shall provide FUNDER proof of such insurance upon request.

2.5
  Electronic Check Processing Agreement. Merchant will not change its processor, add terminals, change its financial institution or bank account(s) or take any other action that could have any adverse effect upon Merchant's obligations under this Agreement, without FUNDER's prior written consent. Any such change shall be a material breach of this Agreement.

2.6	Change of Name or Location. Merchant will not conduct Merchant's businesses under any name other than as disclosed to the Processor and FUNDER or change any of its places of business.
2.7	Daily Batch Out. Merchant will batch out receipts with the Processor on a daily basis.
2.8
  Estoppel Certificate. Merchant will at any time, and from time to time, upon at least one (1) day's prior notice from FUNDER to Merchant, execute, acknowledge and deliver to FUNDER and/or to any other person, person firm or corporation specified by FUNDER, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Purchased Amount or any portion thereof has been repaid.

2.9
  No Bankruptcy. As of the date of this Agreement, Merchant does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Merchant. Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it. In the event that the Merchant files for bankruptcy protection or is placed under an involuntary filing Protections 2 and 3 are immediately invoked.

2.10
  Working Capital Funding. Merchant shall not enter into any arrangement, agreement or commitment that relates to or involves the Receipts, whether in the form of a purchase of, a loan against, collateral against or the sale or purchase of credits against, Receipts or future check sales with any party other than FUNDER.

2.11
  Unencumbered Receipts. Merchant has good, complete and marketable title to all Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of FUNDER.

2.12
  Business Purpose. Merchant is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family or household purposes.

2.13
  Default under Other Contracts. Merchant's execution of and/or performance under this Agreement will not cause or create an event of default by Merchant under any contract with another person or entity.

III.	EVENTS OF DEFAULT AND REMEDIES
3.1
  Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" hereunder: (a) Merchant shall violate any term or covenant in this Agreement; (b) Any representation or warranty by Merchant in this Agreement shall prove to have been incorrect, false or misleading in any material respect when made; (c) Merchant shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Merchant seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts; (d) the sending of notice of termination by Guarantor; (e) Merchant shall transport, move, interrupt, suspend, dissolve or terminate its business; (f) Merchant shall transfer or sell all or substantially all of its assets; (h) Merchant shall make or send notice of any intended bulk sale or transfer by Merchant; (i) Merchant shall use multiple depository accounts without the prior written consent of FUNDER; (j) Merchant shall change its depositing account without the prior written consent of FUNDER;

(k) Merchant shall perform any act that reduces the value of any Collateral granted under this Agreement; or (l) Merchant shall default under any of the terms, covenants and conditions of any other agreement with FUNDER.
3.2
  Remedies. In case any Event of Default occurs and is not waived pursuant to Section 4.4.1 hereof, FUNDER may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Merchant's obligations hereunder (including the Personal Guarantee) or any other legal or equitable right or remedy. FUNDER may also file a Complaint in Confession of Judgment pursuant to the Warrant of Attorney contained herein. All rights, powers and remedies of FUNDER in connection with this Agreement may be exercised at any time by FUNDER after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

3.3
  WARRANT OF ATTORNEY TO CONFESS JUDGMENT. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, MERCHANT AND GUARANTOR IRREVOCABLY AUTHORIZE AND EMPOWER ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MERCHANT AND GUARANTOR FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME DUE UNDER THIS MERCHANT AGREEMENT OR ANY ACCOMPANYING DOCUMENTS, WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT, FOR LIEN PRIORITY PURPOSES, EQUAL TO TEN PERCENT (10%) OF THE AMOUNT OF SUCH JUDGMENT, BUT NOT LESS THAN ONE THOUSAND DOLLARS ($1,000.00), ADDED FOR ATTORNEYS' COLLECTION FEES, WITH THE ACTUAL AMOUNT OF ATTORNEY'S FEES AND COSTS TO BE DETERMINED IN ACCORDANCE WITH THE SECTION OF THIS MERCHANT AGREEMENT "ATTORNEY'S FEES AND COLLECTION COSTS." TO THE EXTENT PERMITTED BY LAW, MERCHANT AND GUARANTOR: (1) WAIVE THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTIONTHISVOLUNTARY CONDEMNATION AND AGREES THAT ANY REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; (2) WAIVE AND RELEASE ALL RELIEF FROM ALL APPRAISEMENT, STAY, EXEMPTION OR APPEAL LAWS OF ANY STATE NOW IN FORCE OR HEREINAFTER ENACTED; AND (3) RELEASE ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS MERCHANT AGREEMENT, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF FUNDER SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL MERCHANT AGREEMENT AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MERCHANT AND GUARANTOR SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF AND MAY BE EXERCISED AS OFTEN AS FUNDER SHALL FIND IT NECESSARY AND DESIRABLE AND THIS BUSINESS CASH ADVANCE AND SECURITY AGREEMENT SHALL BE A SUFFICIENT WARRANT THEREFOR. FUNDER MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE AMOUNTS OWING HEREUNDER, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME AMOUNTS. IN THE EVENT ANY JUDGMENT CONFESSED AGAINST THE MERCHANT OR GUARANTOR HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON MERCHANT'S OR GUARANTOR'S BEHALF FOR ANY REASON, FUNDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST MERCHANT OR GUARANTOR FOR ANY PART OR ALL OF THE AMOUNTS OWED HEREUNDER, AS PROVIDED FOR HEREIN, IF DOING SO WILL CURE ANY ERRORS AND DEFECTS IN SUCH PRIOR PROCEEDINGS.

3.4
  Costs. Merchant shall pay to FUNDER all reasonable costs associated with (a) a breach by Merchant of the Covenants in this Agreement and the enforcement thereof, and (b) the enforcement of FUNDER's remedies set forth in Section 4.2 above, including but not limited to court costs and attorneys' fees.

3.5
  Required Notifications. Merchant is required to give FUNDER written notice within 24 hours of any filing under Title 11 of the United States Code. Merchant is required to give FUNDER seven days' written notice prior to the closing of any sale of all or substantially all of the Merchant's assets or stock.

IV.	MISCELLANEOUS
4.1	Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by FUNDER.
4.2	Assignment. FUNDER may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part.
4.3
  Notices. All notices, requests, consent, demands and other communications hereunder shall be delivered by certified mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement and shall become effective only upon receipt.

4.4
  Waiver Remedies. No failure on the part of FUNDER to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

4.5
  Binding Effect; Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of Merchant, FUNDER and their respective successors and assigns, except that Merchant shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of FUNDER which consent may be withheld in FUNDER's sole discretion. FUNDER reserves the rights to assign this Agreement with or without prior written notice to Merchant. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall, if FUNDER so elects, be instituted in any court sitting in Pennsylvania, (the "Acceptable Forums"). Merchant agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Merchant waives any right to oppose any motion or application made by FUNDER to transfer such proceeding to an Acceptable Forum.

4.6
  Survival of Representation, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.

4.7
  Severability. In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.

4.8
  Entire Agreement. Any provision hereof prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof. This Agreement and Security Agreement hereto embody the entire agreement between Merchant and FUNDER and supersede all prior agreements and understandings relating to the subject matter hereof.

4.9
  JURY TRIAL WAIVER. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR THE ENFORCEMENT HEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

4.10
  CLASS ACTION WAIVER. THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS' FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVEACTION(NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

4.11
  Counterparts & Facsimile/Email Signatures. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original, all of which together shall be deemed one and the same instrument. Further, facsimile and email signatures shall be deemed to be originals for all purposes.

SECURITY AGREEMENT AND GUARANTY

Merchant's Legal Name:  ACTIVECARE, INC
D/B/A: VOLU-SOL, REAL TIME HEALTH, GWIRE CORPORATION, ORBIT MEDICAL RESPONSE, RAPID MEDICAL RESPONSE, GREENWIRE:

Guarantor's Legal Name: ________ SS # (Guarantor): _______________

Guarantor's Legal Name: ________ SS # (Guarantor): _______________
Physical Address: 1365 WEST BUSINESS PARK DRIVE CITY/STATE: OREM, UT ZIP: 84058 FED ID # (Merchant): _______________

SECURITY AGREEMENT

Security Interest. To secure Merchant's payment and performance obligations to FUNDER under the Merchant Agreement (the "Factoring Agreement"), Merchant hereby grants to FUNDER a security interest in (a) all accounts, chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are defined in Article 9 of the Uniform Commercial Code (the "UCC"), now or hereafter owned or acquired by Merchant; and (b) all proceeds, as that term is defined in Article 9 of the UCC (a and b collectively, the "Collateral").

Cross-Collateral. To secure Guarantor's payment and performance obligations to FUNDER under this Security Agreement and Guaranty (the "Agreement"), Guarantor hereby grants FUNDER a security interest in __ (the "Additional Collateral"). Guarantor understands that FUNDER will have a security interest in the aforesaid Additional Collateral upon execution of this Agreement.

Merchant and Guarantor each acknowledge and agree that any security interest granted to FUNDER under any other agreement between Merchant or Guarantor and FUNDER (the "Cross-Collateral") will secure the obligations hereunder and under the Merchant Agreement.

Merchant and Guarantor each agrees to execute any documents or take any action in connection with this Agreement as FUNDER deems necessary to perfect or maintain FUNDER's first priority security interest in the Collateral, the Additional Collateral and the Cross-Collateral, including the execution of any account control agreements. Merchant and Guarantor each hereby authorizes FUNDER to file any financing statements deemed necessary by FUNDER to perfect or maintain FUNDER's security interest, which financing statement may contain notification that Merchant and Guarantor have granted a negative pledge to FUNDER with respect to the Collateral, the Additional Collateral and the Cross-Collateral, and that any subsequent lien or may be tortuously interfering with FUNDER's rights. Merchant and Guarantor shall be liable for and FUNDER may charge and collect all costs and expenses, including but not limited to attorney's fees, which may be incurred by FUNDER in protecting, preserving and enforcing FUNDER's security interest and rights.

Negative Pledge. Merchant and Guarantor each agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral , the Additional Collateral or the Cross-Collateral, as applicable.

Consent to Enter Premises and Assign Lease. FUNDER shall have the right to cure Merchant's default in the payment of rent on the following terms. In the event Merchant is served with papers in an action against Merchant for nonpayment of rent or for summary eviction, FUNDER may execute its rights and remedies under the Assignment of Lease. Merchant also agrees that FUNDER may enter into an agreement with Merchant's landlord giving FUNDER the right: (a) to enter Merchant's premises and to take possession of the fixtures and equipment therein for the purpose of protecting and preserving same; and (b) to assign Merchant's lease to another qualified Merchant capable of operating a business comparable to Merchant's at such premises.

Remedies. Upon any Event of Default, FUNDER may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfy any obligations then owing, whether by acceleration or otherwise.

GUARANTY

Personal Guaranty of Performance. The undersigned Guarantor(s) hereby guarantees to FUNDER, Merchant's performance of all of the representations, warranties, covenants made by Merchant in this Agreement and the Merchant Agreement, as each agreement may be renewed, amended, extended or otherwise modified (the "Guaranteed Obligations"). Guarantor's obligations are due (i) at the time of any breach by Merchant of any representation, warranty, or covenant made by Merchant in this Agreement and the Merchant Agreement, and (ii) at the time Merchant admits its inability to pay its debts, or makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against Merchant seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts.

Guarantor Waivers. In the event that Merchant fails to make a payment or perform any obligation when due under the Merchant Agreement, FUNDER may enforce its rights under this Agreement without first seeking to obtain payment from Merchant, any other guarantor, or any Collateral, Additional Collateral or Cross-Collateral FUNDER may hold pursuant to this Agreement or any other guaranty.

FUNDER does not have to notify Guarantor of any of the following events and Guarantor will not be released from its obligations under this Agreement if it is not notified of: (i) Merchant's failure to pay timely any amount owed under the Merchant Agreement; (ii) any adverse change in Merchant's financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) FUNDER's acceptance of this Agreement ; and (v) any renewal, extension or other modification of the Merchant Agreement or Merchant's other obligations to FUNDER. In addition, FUNDER may take any of the following actions without releasing Guarantor from any of its obligations under this Agreement : (i) renew, extend or otherwise modify the Merchant Agreement or Merchant's other obligations to FUNDER; (ii) release Merchant from its obligations to FUNDER; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under this Agreement. Until the Merchant Amount plus any accrued but unpaid interest and Merchant's other obligations to FUNDER under the Merchant Agreement and this Agreement are paid in full, Guarantor shall not seek reimbursement from Merchant or any other guarantor for any amounts paid by it under this Agreement. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Merchant, any other guarantor, or any collateral provided by Merchant or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement: (i) subrogation ; (ii) reimbursement;

(iii)
performance; (iv) indemnification; or (v) contribution. In the event that FUNDER must return any amount paid by Merchant or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor's obligations under this Agreement shall include that amount.

GUARANTOR ACKNOWLEDGEMENT. Guarantor acknowledges that: (i) He/She understands the seriousness of the provisions of this Agreement; (ii) He/She has had a full opportunity to consult with counsel of his/her choice; and (iii) He/She has consulted with counsel of its choice or has decided not to avail himself/herself of that opportunity.

JOINT AND SEVERAL LIABILITY. The obligations hereunder of the persons or entities constituting Guarantor under this Agreement are joint and several.

MERCHANT
By: ________

___    _

_    _  _

_    _    _    _  _
(Signature)

EIN# _______________

OWNER/GUARANTOR
BY: ________ SS#
Driver's License Number: _______________

___    _    _    _    _    _    _    _    _    _  _
                    (Signature)

Driver's License Number: _______________

MERCHANT
By: ________

___    _

_    _  _

_    _    _    _  _(Signature)

EIN#

OWNER/GUARANTOR
BY:  ________
Driver's License Number:

___    _    _    _    _    _    _    _    _    _  _
(Signature)

SS#
Driver's License Number: _______________

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "MERCHANT AGREEMENT", INCLUDING THE "TERMS AND CONDITIONS", ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT AND GUARANTY.

CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT AND GUARANTY, SHALL HAVE THE MEANING SET FORTH IN THE MERCHANT AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

DISCLOSURE FOR CONFESSION OF JUDGMENT

AFFIANT:	________ ________

OBLIGEE:                          ________, Inc. d/b/a ________

The undersigned has executed, and/or is executing, on even date herewith, one or more of the following instruments under which the undersigned is obligated to repay monies to Obligee:

1.	Merchant Agreement dated February 11, 2016; and

A.
THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENTS CONTAIN PROVISIONS UNDER WHICH OBLIGEE MAY ENTER JUDGMENT BY CONFESSION AGAINST THE UNDERSIGNED. BEING FULLY AWARE OF THE UNDERSIGNED'S RIGHTS TO PRIOR NOTICE AND A HEARING ON THE VALIDITY OF ANY JUDGMENT OR OTHER CLAIMS THAT MAY BE ASSERTED AGAINST THE UNDERSIGNED BY OBLIGEE THEREUNDER BEFORE JUDGMENT IS ENTERED, THE UNDERSIGNED HEREBY FREELY, KNOWINGLY, AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO OBLIGEE'S ENTERING JUDGMENT AGAINST THE UNDERSIGNED BY CONFESSION PURSUANT TO THE TERMS THEREOF.

B.
THE UNDERSIGNED ALSO ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENTS CONTAIN PROVISIONS UNDER WHICH OBLIGEE MAY, AFTER ENTRY OF JUDGMENT AND WITHOUT EITHER NOTICE OR A HEARING, FORECLOSE UPON, ATTACH, LEVY, OR OTHERWISE SEIZE PROPERTY OR PROCEED AGAINST THE INTERESTS OF THE UNDERSIGNED IN PROPERTY (REAL OR PERSONAL) IN FULL OR PARTIAL PAYMENT OR SATISFACTION OF THE JUDGMENT OR JUDGMENTS. BEING FULLY AWARE OF THE UNDERSIGNED'S RIGHTS AFTER JUDGMENT IS ENTERED (INCLUDING THE RIGHT TO MOVE TO OPEN OR STRIKE THE JUDGMENT OR JUDGMENTS), THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO OBLIGEE'S TAKING SUCH ACTIONS AS MAY BE PERMITTED UNDER APPLICABLE STATE AND FEDERAL LAW WITHOUT PRIOR NOTICE TO THE UNDERSIGNED.

C.	The undersigned hereby certifies that the financial accommodations being provided by the Obligee are for a business purpose, and not for personal, family or household use.

D.	The statements made in this Disclosure for Confession of Judgment are made subject to the penalties of 18 Pa.C.S.A. § 4904 relating to unsworn falsification to authorities.

MERCHANT
By_______________

___    _

_    _  _

_    _    _    _  _
(Signature)

EIN#

OWNER/GUARANTOR
BY: ______________
SS#
Driver's License Number:

___    _    _    _    _    _    _    _    _    _  _
(Signature)

Driver's License Number:

MERCHANT
By_______________

___    _

_    _  _

_    _    _    _  _              (Signature)

EIN#

OWNER/GUARANTOR
BY:  _______________
Driver's License Number:

___    _    _    _    _    _    _    _    _    _  _
(Signature)

SS#
Driver's License Number:

AUTHORIZATION AGREEMENT FOR DIRECT DEPOSIT (ACH CREDIT) AND DIRECT PAYMENTS (ACH DEBITS)

This Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits) is part of (and incorporated by reference into) the Merchant Agreement. You should keep this important legal document for your records.

DISBURSEMENT OF BUSINESS CASH ADVANCE PROCEEDS: By signing below, Merchant authorizes Funder to disburse the Cash Advance Proceeds less the amount of any applicable fees upon approval by initiating an ACH credit to the checking account indicated below (or a substitute checking account Merchant later identifies and is acceptable to Funder) (hereinafter referred to as the "Designated Checking Account") in the disbursal amount set forth in the accompanying documents. This authorization is to remain in full force and effect until Funder has received written notification from Merchant of its termination in such time and in such manner as to afford Funder and Merchant's depository bank a reasonable opportunity to act on it.

AUTOMATIC PAYMENT PLAN: Enrollment in Funder's Automatic Payment Plan is required for approval. By signing below, Merchant agrees to enroll in the Automatic Payment Plan and authorizes Funder to collect payments required under the terms of Merchant Agreement by initiating ACH debit entries to the Designated Checking Account in the amounts and on the dates provided in the payment schedule set forth in the accompanying Merchant Agreement. Merchant authorizes Funder to increase the amount of any scheduled ACH debit entry or assess multiple ACH debits for the amount of any previously scheduled payment(s) that was not paid as provided in the payment schedule and any unpaid Fees. This authorization is to remain in full force and effect until Funder has received written notification from Merchant of its termination in such time and in such manner as to afford Funder and Merchant's depository bank a reasonable opportunity to act on it. Funder may suspend or terminate Merchant's enrollment in the Automatic Payment Plan immediately if Merchant fails to keep Merchant's designated checking account in good standing or if there are insufficient funds in Merchant's checking account to process any payment.

If Merchant revokes the authorization or Funder suspends or terminates Merchant's enrollment in the Automatic Payment Plan, Merchant still will be responsible for making timely payments pursuant to the alternative payment methods described in the Merchant Agreement.

BUSINESS PURPOSE ACCOUNT: By signing below, Merchant attests that the Designated Checking Account was established for business purposes and not primarily for personal, family or household purposes.

ACCOUNT CHANGES: Merchant agrees to notify Funder promptly if there are any changes to the account and routing numbers of the Designated Checking Account

MISCELLANEOUS: Funder is not responsible for any fees charged by Merchant's bank as the result of credits or debits initiated under this agreement. The origination of ACH transactions to Merchant's account must comply with the provisions of U.S. law.

Signature: ____________________________                                                                                                Date: _______________

Bank Name: _______________

City: ________________State: ______________Zip: _______________

Routing Number: _______________
Account Number: _______________
Business Name on Account: _______________
Address on Account: _______________

Merchant Phone #:__________ Tax ID Number: ________ _ Signature_______________

Title: _____

BANK ACCOUNT DISCLOSURE AFFIDAVIT

For the purpose of obtaining the Business Cash Advance evidence by the Merchant Agreement of this same date herewith (the "Business Cash Advance") from ________, Inc., the undersigned Merchant hereby makes the following statement under penalty of law:

PLEASE SIGN OPTION 1 OR TWO

OPTION 1 – DISCLOSURE AND AUTHORIZATION FOR ADDITIONAL ACCOUNTS:

The Merchant hereby declares that in addition to the designated for ACH debit, the Merchant also has the following additional account(s) which he authorizes us to use in the event we are unable to debit from the designated account:

Bank Name Name on Account Account Number Routing Number
Fed ID number associated with this account Name associated with this account
Phone number of person whose name is associated with this account

Bank Name Name on Account Account Number Routing Number
Fed ID number associated with this account Name associated with this account
Phone number of person whose name is associated with this account

Bank Name Name on Account Account Number Routing Number
Fed ID number associated with this account Name associated with this account
Phone number of person whose name is associated with this account

Bank Name Name on Account Account Number Routing Number
Fed ID number associated with this account Name associated with this account
Phone number of person whose name is associated with this account
**attach additional pages if necessary**

Merchant Signature_____    _    _    _    _    _    _    __   Dated _____  _  __    _    _  __ Merchant Signature_____    _    _    _    _    _    _    __   Dated _____  _  __    _    _  __

OPTION 2 - By signing below, the merchant swears, under penalty of law, that he has no accounts in any lending institution in addition to the one provided for ACH debit

Merchant Signature_____    _    _    _    _    _    _    __   Dated _____  _  __    _    _  __ Merchant Signature_____    _    _    _    _    _    _    __   Dated _____  _  __    _    _  __

CUSTOMER AUTHORIZATION TO RESUME ACH DEBITING FORM

NAME OF MERCHANT: _______________

CUSTOMER INFORMATION (To be filled out by the customer)

I authorize Company (as sown above) to resume electronically debiting my bank account as detailed below, including a non-sufficient fund fee if applicable, until the debt to the company is paid in full.

Full Name on Account: _________________
Account #: _________________ Routing #: _______________

Account Type (select one):                                                        CheckingX
Savings

Account Class (select one):                                                                                    Consumer Account                                                    Business Account

Payment amount:                                                                      _______________Number of Payments:    _______________

Date of next payment: _______________
Frequency of payments: _______________

I understand that I may cancel this authorization by contacting the company at least five (5) business days prior to the payment due date. I further understand that canceling my ACH authorizations does not relieve me of the responsibility of paying my account in full, and that if I cancel or revoke this authorization before the debt is paid in full, the Company may take additional actions including legal actions to secure the debt.

Customer signature: _______________                                                                                                Date: _______________
Customer Printed Name_______________
Customer contact Telephone #: _______________

Dear Merchant,

Thank you for accepting this offer from ________ D/b/a ________. We look forward to being your funding partner for as long as you need. Daily ACH Program:
________ will require viewing access to your bank account prior to funding as part of our underwriting process, as well as during the time you have a balance with our company.

Please be assured that we carefully safeguard your confidential information and only essential top level personnel will have access to it. Please fill out the form below with the information necessary to access your account.
**Be sure to indicate capital or lower case letters.

NAME OF BANK; _______   _   _   _   _   _   _   _   _    _    _    _    _    __    _  _ BANK PORTAL WEBSITE: _____  _  _  _  _  _  _  _  _   _   _   __   _  _ USERNAME: ______    _    _    _    _    _    _    _        _    _    _    _    _    _      __ _
PASSWORD: ______    _    _    _    _    _    _    _    _    _    _    _    _    _    _    __  _

SECURITY QUESTION/ANSWER 1: _______  _  _  _  _  _  _  _  __  _  _ SECURITY QUESTION/ANSWER 2: _______  _  _  _  _  _  _  _  __  _  _ SECURITY QUESTION/ANSWER 3: _______   _   _   _   _   _   _   _    __    _  _

ANY OTHER INFORMATION NECESSARY TO ACCESS YOUR ACCOUNTS:

APPENDIX A:  THE FEE STRUCTURE

1.	Origination Fee: $295.00 to cover underwriting and related expenses

2.	ACH Program Fee - $399.00 – The ACH program is labor intensive and is not an automated process, requiring us to charge this fee to cover related costs;

3.	NSF Fee - $75.00 (each) - Up to FOUR TIMES ONLY before a default is declared;

4.	Rejected ACH - $100.00 – If a merchant directs the bank to reject our debit ACH;

5.	Bank Change Fee - $50.00 – If a merchant requires a change of account to be debited requiring us to adjust our system;

6.
Blocked Account - $2,500.00 – If a merchant blocks ________'s ACH debit of the Account, bounces more than 4 debits of the Account or simultaneously uses multiple bank accounts or credit-card processors to process its receipts;

7.
Default Fee - $5,000 default fee and 30% collection costs – If a merchant changes bank accounts or switches to another credit card processor without ________'s consent, or commits another default pursuant to the Agreement;

8.
Miscellaneous Service Fees – Merchant shall pay certain fees for services related to the origination and maintenance of accounts. Each Merchant shall receive their funding electronically to their designated bank account and will be charged $30.00 for a Fed Wire. The current charge for the underwriting, UCC, ACH Program and origination of each Merchant will be paid from the funded amount. Merchant will be charged $25.00 for every additional change of their operating bank account once they are active with ________. Additional copies of prior monthly statements will incur a fee of $10.00 each.

9.	Risk Assessment Fee - $249.00

10.    UCC Fee – 195.00

Merchant Signature:  _____    _    _    _    _    _    _    __ Name: _______________

Guarantor Signature:  ______    _    _    _    _    _    _    _ Name: _______________